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                          UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15 (d) of
               the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):
                          July 29, 1999


                          AIRGAS, INC.
     ______________________________________________________
     (Exact name of registrant as specified in its charter)



   Delaware                   1-9344              56-0732648
_______________      _______________________     _____________
(State or other      (Commission File Number)   (I.R.S. Employer
jurisdiction of                                 Identification No.)
incorporation)



            259 North Radnor-Chester Road, Suite 100
                     Radnor, PA  19087-5283
            _________________________________________
            (Address of principal executive offices)



Registrant's telephone number, including area code: (610)687-5253
                                                    _____________


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Item 5. Other Events.
            ____________

   On July 29, 1999, Airgas, Inc. reported its earnings for the first quarter ended June 30, 1999, as described in the press release attached as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99  Press Release dated July 29, 1999






























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                           Signatures
                           __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AIRGAS, INC.
                                   (Registrant)



                                   BY: /s/Scott M. Melman
                                        Scott M. Melman
                                        Senior Vice President &
                                        Chief Financial Officer




DATED:     July 30, 1999